                                                                    EXHIBIT 10.3


                               SECURITY AGREEMENT



                  This SECURITY AGREEMENT dated as of August 22, 2005, is made by NJ DOMAINS LLC, a New Jersey limited liability company (the "Debtor"), in favor of EASYLINK SERVICES CORPORATION, a Delaware corporation (together with its successors and assigns, the "the Holder"). Capitalized terms used but not defined herein have the meanings given to such terms in the Note, Amendment No. 1 or the Domain Portfolio Purchase Agreement, as applicable, referred to below.

                                R E C I T A L S:

         WHEREAS, the Holder, the Debtor and Gerald Gorman have entered into Amendment No. 1 (hereinafter, "Amendment No. 1") as of the date hereof to the Domain Portfolio Purchase Agreement made the 23rd day of December, 2004 (the "Domain Portfolio Purchase Agreement");

         WHEREAS, pursuant to Amendment No. 1, the Debtor has issued to the Holder a promissory note in the original principal amount of US$1,130,000 (the "Note");

         WHEREAS, the Note is guaranteed by a Guaranty dated as of the date of hereof (the "Guaranty"); and

         WHEREAS, it is a condition precedent to the termination pursuant to Amendment No. 1 of certain rights and obligations under the Domain Portfolio Purchase Agreement and a related agreement that the Debtor shall have executed and delivered this Agreement; and

         WHEREAS, the Debtor desires to secure its obligations under the Note, Amendment No. 1 and the Domain Portfolio Purchase Agreement by granting to the Holder security interests in the Collateral as set forth herein.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, the Holder and the Debtor agree as follows:

            1. DEFINITIONS AND CONSTRUCTION.

              1.1 DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. As used in this Agreement, the following terms shall have the following definitions:

              "Amendment No. 1" has the meaning set forth in the preamble to this Agreement.


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              "Account" means any "account" (as that term is defined in the
Code), and any and all supporting obligations in respect thereof.

              "Agreement" means this Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Security Agreement.

              "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. ss. 101 et seq.), as amended, and any successor statute.

              "Books" means the Debtor's now owned or hereafter acquired books and records (including all of its records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

              "Code" means the New Jersey Uniform Commercial Code as in effect from time to time.

              "Collateral" means, with respect to the Debtor, all of the Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following: the Portfolio and the Shares; all of its Accounts relating to or arising out of the Portfolio or the use of any Names within the Portfolio; its Books; all of its commercial tort claims relating to or arising out of the Portfolio or the use of any Names within the Portfolio; all of its General Intangibles relating to or arising out of the Portfolio or the use of any Names within the Portfolio; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, General Intangibles, Investment Property, Negotiable Collateral, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing or any lease, license or other use of any of the Names, or any portion thereof or interest therein, and the proceeds thereof.

              "Debtor" has the meaning set forth in the preamble to this Agreement.

              "Deposit Account" means any "deposit account" (as that term is defined in the Code).

              "Domain Portfolio Purchase Agreement" has the meaning set forth in the preamble to this Agreement.

              "General Intangibles" means "general intangibles" (as that term is defined in the Code), (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, rights to payment and other rights under any royalty, leasing, Internet domain redirect or use agreements or lease or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

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              "Guaranty" has the meaning set forth in the preamble to this
Agreement.

              "Holder" has the meaning set forth in the preamble to this Agreement.

              "Holder's Liens" means the Liens granted by the Debtor to the Holder under this Agreement or the other Loan Documents to which the Debtor is a party.

              "Investment Property" means "investment property" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

              "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, notice of Lien, levy or assessment, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes.

              "Loan Documents" means the Note, Amendment No. 1, the Domain Portfolio Purchase Agreement and this Agreement.

              "Name" or "Names" has the meaning set forth in the Domain Portfolio Purchase Agreement.

              "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

              "Note" has the meaning set forth in the preamble to this Agreement.

              "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

              "Portfolio" has the meaning set forth in the Domain Portfolio Purchase Agreement.

              "Secured Obligations" shall mean, with respect to the Debtor, all liabilities, obligations, or undertakings owing by the Debtor to the Holder of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Note, Amendment No. 1, the Domain Portfolio Purchase Agreement or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including attorneys fees), and expenses (including interest, costs, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed) and any and all other amounts which the Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

              "Shares" has the meaning set forth in the Domain Portfolio Purchase Agreement.

              "Voidable Transfer" has the meaning set forth in Section 8.8 to this Agreement.

                1.2 CODE. Any terms used in this Agreement which are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                1.3 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and any of the other Loan Documents, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Note and Amendment No. 1 shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtor and supplemental rights and remedies in favor of the Holder, in each case in respect of the Collateral, shall not be deemed a conflict with the other Loan Documents.

                1.4 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

            2. CREATION OF SECURITY INTEREST.

                2.1 GRANT OF SECURITY INTEREST. The Debtor hereby grants to the Holder a security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by the Debtor of the Debtor's covenants and duties under the Loan Documents. The Holder's Liens in and to the Collateral shall attach to all Collateral without further act on the part of the Holder or the Debtor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except as otherwise provided in Amendment No. 1, the Debtor has no authority, express or implied, to dispose of any item or portion of the Collateral. The Debtor covenants and agrees that the Holder's Liens in and to all of the Collateral shall at all times constitute a first priority Lien, prior to all other security interests or other Liens in the Collateral.

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                2.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of the Holder's security interest is dependent on or enhanced by possession, the Debtor, promptly upon the request of the Holder, shall endorse and assign such Negotiable Collateral to the Holder and deliver physical possession of such Negotiable Collateral to the Holder.

                2.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, the Holder or its designee may (a) notify Account Debtors of the Debtor that the Accounts, chattel paper, or General Intangibles constituting Collateral have been assigned to the Holder or that the Holder has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles constituting Collateral directly and charge the reasonable collection costs and expenses to the Debtor under this Agreement. The Debtor agrees that it will hold in trust for the Holder, as the Holder's trustee, any collections that it receives and promptly will deliver said collections to the Holder in their original form as received by the Debtor.

               2.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED; INFORMATION.

                (a) The Debtor authorizes the Holder to file any financing statement necessary or desirable to effectuate the transactions contemplated by the Loan Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of the Debtor where permitted by applicable law and describing the Collateral in the same manner as described herein or in any other manner as the Holder may determine is necessary, advisable or prudent. The Debtor hereby ratifies the filing of any financing statement filed without the signature of the Debtor prior to the date hereof.

                (b) At any time upon the request of the Holder, the Debtor shall execute and deliver to the Holder, any and all financing statements, original financing statements in lieu of continuation statements, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents that the Holder may reasonably request, in form and substance reasonably satisfactory to the Holder, to perfect and continue perfected or better perfect the Holder's Liens in the Collateral (whether now owned or hereafter arising or acquired), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents.

                (c) the Debtor shall maintain adequate books and records (including but not limited to copies of all agreements entered into and all revenues earned) relating to all transactions relating to the Collateral in order to permit verification of compliance with the terms of this Agreement, including but not limited to the determination of revenues earned from the license, lease or other use of the Names, and, at any time after the occurrence and during the continuation of an Event of Default, the Holder or its designee shall have the right to audit the books and records of the Debtor to verify such compliance and to review and inspect such books and records in furtherance of its rights and remedies hereunder.

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              2.5 POWER OF ATTORNEY. The Debtor hereby irrevocably appoints the
Holder (and any of the Holder's officers, employees, or agents designated by the Holder) as the Debtor's attorney-in-fact, with power to: (a) if the Debtor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of the Debtor on any of the documents described in Section 2.4; (b) at any time that an Event of Default has occurred and is continuing, sign the Debtor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse the Debtor's name on any collection item that may come into the Holder's possession;
(e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims arising out of relating to Collateral under the Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance with respect to Collateral; and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles arising out of or relating to Collateral directly with Account Debtors, for amounts and upon terms which the Holder determines to be reasonable, and the Holder may cause to be executed and delivered any documents and releases which the Holder determines to be necessary. The appointment of the Holder as the Debtor's attorney, and each and every one of the Holder's rights and powers, being coupled with an interest, is irrevocable until, and shall terminate when, all of the Secured Obligations have been fully and finally repaid and performed and the Holder's obligation to extend credit under the Credit Agreement is terminated.

              2.6 RELEASE OF SECURITY INTEREST. Upon the payment in full of all Secured Obligations or the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations, the security interest granted hereby shall terminate hereunder and all rights to the Collateral shall revert and be deemed reassigned to the Debtor. Upon any such termination, the Holder shall execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination and/or reassignment, without recourse, representation or warranty of any kind.

           3. LENDER'S RIGHTS AND REMEDIES.

              3.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default or an Automatic Acceleration Event, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to the Holder as provided hereafter, the Holder may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by the Debtor:

                (a) Proceed directly and at once, without notice, against the Debtor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against any security or collateral for the Secured Obligations;

                (b) Without notice to the Debtor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from the Holder to the Debtor and (ii) any moneys, credits or other property belonging to the Debtor at any time held by or coming into the possession of the Holder;

                (c) Exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein and in the Guaranty or otherwise available to it, all of the rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

                (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Holder considers advisable, and in such cases, the Holder will credit the Debtor with only the net amounts received by the Holder in payment of such disputed Accounts after deducting all of the Holder's expenses incurred or expended in connection therewith;

                (e) Without notice or demand upon the Debtor, make such payments and do such acts as the Holder considers necessary or reasonable to protect its security interest in the Collateral. The Debtor agrees to assemble the Collateral if the Holder so requires, and to make the Collateral available to the Holder as the Holder may designate. The Debtor authorizes the Holder to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien which in the Holder's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of the Debtor' owned premises, the Debtor hereby grants the Holder a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Holder's rights or remedies provided herein, at law, in equity, or otherwise;

                (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. The Holder is hereby granted a license or other right to use, without charge, the Debtor's computer equipment, computer software, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and the Debtor's rights under all licenses and all franchise agreements shall inure to the Holder's benefit;

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                (g) Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including the Debtor's premises) as the Holder determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                (h) the Holder shall give notice of the disposition of the Collateral as follows:

                  (i) the Holder shall give the Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                  (ii) The notice shall be personally delivered or mailed, postage prepaid, to the Debtor as provided in Section 9, at least ten
         (10) days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                (i) the Holder may credit bid and purchase at any public sale;

                (j) the Holder may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver or keeper without the requirement of prior notice or a hearing;

                (k) the Holder shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document;

                (l) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by the Debtor. Any excess will be returned, without interest and subject to the rights of third Persons, by the Holder to the Debtor.

              3.2 REMEDIES CUMULATIVE. The Holder's rights and remedies under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The the Holder shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Holder of one right or remedy shall be deemed an election, and no waiver by the Holder of any Event of Default or Automatic Acceleration Event on the Debtor's part shall be deemed a continuing waiver. No delay by the Holder shall constitute a waiver, election, or acquiescence by it.

              4. TAXES AND EXPENSES REGARDING THE COLLATERAL. If the Debtor fails to pay any monies (whether registration fees, deferred purchase obligations, taxes, rents, assessments, insurance premiums, or other payments) due to third Persons with respect to the Collateral by the end of any applicable grace period, or fails to make any deposits or furnish any required proof of payment or deposit, then, the Holder, in its sole discretion and without prior notice to the Debtor, may do any or all of the following: (a) make payment of the same or any part thereof; and (b) take any action with respect to the Collateral as the Holder deems prudent. Any amounts paid or deposited by the Holder shall become due and owing to the Holder additional Secured Obligations, shall bear interest at the applicable rate described in the Note, if applicable, and shall be secured by the Collateral. Any payments made by the Holder shall not constitute an agreement by the Holder to make similar payments in the future or a waiver by the Holder of any Event of Default or Automatic Acceleration Event under this Agreement. The Holder need not inquire as to, or contest the validity of, any such expense, tax, Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing; provided, however, if the Debtor is contesting a tax claim in good faith with appropriate provision therefor on its financing statements, agent shall not cause such claim to be paid or interfere with such contest. The Holder shall use its best efforts to provide prompt notice to the Debtor of any action taken by it under this Section 4.

              5. WAIVERS; LIABILITY.

                5.1 DEMAND; PROTEST; ETC. Except as otherwise specifically and explicitly set forth in this Agreement, the Note or the other Loan Documents, and to the extent permitted by law, the Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Holder, on which the Debtor may in any way be liable.

                5.2 LIABILITY FOR COLLATERAL. So long as the Holder complies with its obligations under the Code and no willful misconduct or gross negligence occurs, the Holder shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by the Debtor.

            6. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with Amendment No. 1.

            7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. DEBTOR AND THE HOLDER AGREE THAT THE PROVISIONS IN AMENDMENT NO. 1 WITH RESPECT TO CHOICE OF LAW AND VENUE ARE APPLICABLE TO THIS AGREEMENT AS IF FULLY SET FORTH HEREIN.

            8. GENERAL PROVISIONS.



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

            8.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by the Debtor and accepted and executed by the Holder.

            8.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Debtor may not assign this Agreement or any rights or duties hereunder without the Holder's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by the Holder shall release the Debtor from its Secured Obligations. The Holder may assign this Agreement and its rights and duties hereunder and no consent or approval by the Debtor is required in connection with any such assignment. The Holder reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in the applicable member's rights and benefits hereunder. To the extent that the Holder assigns its rights and obligations to a third Person, the applicable Person thereafter shall be released from such assigned obligations to the Debtor and such assignment shall effect a novation between the Debtor and such third Person.

            8.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

            8.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Holder or the Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

            8.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            8.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by the Holder and the Debtor.

            8.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

            8.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by the Debtor or the transfer by the Debtor to the Holder of any property of the Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Holder is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Holder is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of the Holder related thereto, the liability of the Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                  THE DEBTOR:

                                  NJ DOMAINS LLC, a New Jersey limited
                                  liability company


                                  By: s/G. Gorman
                                      ------------
                                         Name: G. Gorman
                                         Its: Manager

                                  THE HOLDER:

                                  EASYLINK SERVICES CORPORATION, a
                                  Delaware corporation



                                  By: Thomas F. Murawski
                                      ------------------
                                         Name: Thomas F. Murawski
                                         Its: Chairman, President and Chief
                                         Executive Officer